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                                                                    EXHIBIT 23.1

                               ARTHUR ANDERSEN LLP

                                                             Arthur Andersen LLP
                                                             Suite 1800
                                                             200 Public Square
                                                             Cleveland, OH 44114

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our report (and to all reference to our Firm) incorporated by reference in this registration statement.

                                                ARTHUR ANDERSEN LLP


Cleveland, Ohio
August 11, 1999